Garold R. Base President and Chief Executive Officer Patti McKee Executive Vice President and Chief Financial Officer Exhibit 99

This report may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). Such forward-looking statements, in addition to historical information, which involve risk and uncertainties, are based on the beliefs, assumptions and expectations of management of the Company. Words such as "expects," "believes," "should," "plans," "anticipates," "will," "potential," "could," "intend," "may," "outlook," "predict," "project," "would," "estimates," "assumes," "likely," and variations of such similar expressions are intended to identify such forward- looking statements. Examples of forward-looking statements include, but are not limited to, possible or assumed estimates with respect to the financial condition, expected or anticipated revenue, and results of operations and business of the Company, including earnings growth; revenue growth in retail banking, lending and other areas; origination volume in the Company's consumer, commercial and other lending businesses; current and future capital management programs; non- interest income levels, including fees from banking services as well as product sales; tangible capital generation; market share; expense levels; and other business operations and strategies. For this presentation, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA. Factors that could cause future results to vary from current management expectations include, but are not limited to, changing economic conditions; legislative and regulatory changes; monetary and fiscal policies of the federal government; changes in tax policies; rates and regulations of federal, state and local tax authorities; changes in interest rates; deposit flows; the cost of funds; demand for loan products; demand for financial services; competition; changes in the quality and composition of the Company's loan and investment portfolios; changes in management's business strategies; changes in accounting principles, policies or guidelines; changes in real estate values and other factors discussed elsewhere in this report and factors set forth under Risk Factors in our Annual Report on Form 10-K. The forward-looking statements are made as of the date of this report, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Safe Harbor Statement

Structure Chart On September 1, 2007, ViewPoint, through its wholly- owned subsidiary, Community Financial Services, Inc., completed its acquisition of the assets of Bankers Financial Mortgage Group, Ltd.

ViewPoint Bankers Mortgage $335.8 million in total production in the 10 months since acquisition 35% year over year increase in originations Opened 4 loan production offices in Q2 2008 for a total of 10 Increased production staff by 15 in 2008

Executive Team Name Title Previous Experience Garold R. Base President, Chief Executive Officer 40 years experience in the financial industry with 36 years serving as President / CEO; Board Member, Texas Bankers Association; Past Member, Federal Reserve Advisory Board, Washington D.C. Patti McKee Executive Vice President, Chief Financial Officer 25 years of banking/finance experience, Certified Public Accountant Mark E. Hord Executive Vice President, General Counsel 16 years of banking and real estate legal experience, Jackson Walker, L.L.P. Rick Robertson Executive Vice President, Chief Banking Officer More than 30 years in banking, Key Bank, Michigan Jim Parks Executive Vice President, Chief Operating Officer More than 30 years in banking, Texas Bank, Frost National Bank Patrick Ramsier Senior Vice President, Commercial Real Estate More than 20 years in commercial real estate, GE Capital Commercial Real Estate Finance Paul Craig Senior Vice President, Retail Banking Manager More than 35 years in banking, Capital One, Hibernia National Bank, Southwest Savings, First Texas/Gibraltar Savings Gerry Taylor President, Bankers Financial Mortgage Group, Ltd. More than 25 years in mortgage banking, Wells Fargo, founder of Bankers Financial An experienced banking team with DFW market backgrounds.

Franchise Statistics (at June 30, 2008) Total Assets: $1.86 billion Total Net Loans: $1.05 billion Total Deposits: $1.41 billion Number of Retail Locations: 39 Employees: 580

Ranked in Top 5 Deposit Market Share in Collin County (FDIC Deposit Market Share) Strong foothold due to our over 55 years in the market Ranked #1 in Deposit Market Share for those banks headquartered in Collin County

Deposit Market Share Allen McKinney Plano Richardson ViewPoint Bank 0.1707 0.0913 0.0804 0.1046 *Source: FDIC 2007 Est. Avg. Household Inc. $104,107 $102,561 $111,815 $83,933 2007 Population Estimate 73,030 100,320 258,663 101,774 Population Growth 1990-2000 127% 149% 73% 23% *Source: Claritas

Franchise Value 2007 estimated median household income for Collin County was $79,474. (Claritas) 45.3% of Collin County residents and 30% of Dallas County residents have a bachelor's degree or better. (US Census 2000) In 2008, Texas has had a 2.3% rate of annual job growth, compared to the 0.2% national job growth rate. (Texas Workforce Commission) Located in strong economic areas.

Franchise Value Collin County rated 14th in a list of "America's best places to raise a family." (Forbes.com) Dallas-Fort Worth listed as one of 10 U.S. cities seen as "practically recession-proof". (Forbes magazine) 2008 Salary Value Index named Plano best US city to build personal wealth. (www.salary.com) Texas ranks among the relatively less banked states. (Federal Reserve Bank of Dallas)

To create value in our market area by maintaining profitability, a strong capital position and high asset quality through the continuation of the following objectives: Improve operating efficiency Diversify balance sheet and maintain strong core deposit mix to increase net interest margin Maintain high level of asset quality Expand branch network Provide quality service while developing employees and continuing to increase managerial depth Business Strategy

No subprime mortgage programs Sophisticated risk management culture Strong loan and deposit growth Strong capital position Strong asset quality Strength in a Difficult Market

Assets increased 12.1% from December 31, 2007 to $1.86 billion Deposits increased 8.4% from December 31, 2007 to $1.41 billion Net loans increased 13.9% from December 31, 2007 to $1.05 billion Net income increased 23.3% from the six months ended June 30, 2007 to $3.0 million $0.06 earnings per share for Q2 2008 and $0.12 earnings per share for the first six months ended June 30, 2008 Quarter-end Highlights - June

Despite volatility in interest rates, successfully maintained stable net interest margin Net Interest Margin

Net gain/loss on sale of loans increased $4.1 million YTD Investment interest income increased $3.4 million YTD Interest earned on loans increased $2.4 million YTD Decline from Q3 to Q4 2007 are a result of $446 thousand Visa litigation expense; later reversed with IPO in Q1 2008 Decline from Q4 2007 to Q1 2008 due to operating expenses associated with the addition of Bankers Financial Mortgage Group Earnings - 2007 to 2008

2007 Revenue Mix #1 in fee income compared to peers based on the percentage of fees and charges to average earning assets. VPFG is in the 95th percentile while average of peers is in the 30th percentile.* *Source: BancIntelligence - Public MHCs with assets totaling $750k - $2B

Loan Mix

Investment Mix Investment portfolio: 96% in government-sponsored Agency investments $632.4 million portfolio 37% fixed, 63% variable 23% HTM, 77% AFS

Increased residential portfolio by $138.3 million, or 34%, from same time last year to a total of $542.2 million Average credit score for originated mortgage loans in portfolio is 738; Average LTV of the portfolio is 58% There are no interim construction loans as of June 30, 2008 Consumer Real Estate Mix

Increased commercial real estate portfolio by $76.3 million, or 30%, from December 2007 to $328.4 million Avg Growth Rate = 52% Commercial Real Estate Portfolio

Total Cost on Deposits: 2.68% Deposit Mix Average in-store: $10.6 million in deposits Average branch: $79.6 million in deposits

Non Performing Loans *Source: BancIntelligence - Public MHCs with assets totaling $750k - $2B Non-accrual loans are better than peer at Q1 2008 at 0.10% of loans Q2 2008 non-accrual loans remain constant at $2.2 million Non-performing loans for Q2 2008 were $3.5 million or 0.33% of total loans Non-performing loan ratio remained relatively constant during the period despite fluctuations in the credit market Focus on maintaining quality assets

Net charge-offs consist primarily of consumer loans and have declined from 0.44% of average loans at Q2 2007 to 0.32% of average loans at Q2 2008 Charge-Offs

Capital OTS Well Capitalized Standard

Share Repurchase Announced buyback plan in March 2008 for 550,000 shares Repurchased total of 1,080,257 shares to date Dividends Increased dividend 40% since inception, from $0.05 to $0.07 per share Payout 48% of earnings to shareholders during 2008 Organic Growth & Market Expansion FHLB Matching (Arbitrage) Capital Management Plan

Dividend

Stock Performance Total return: 2.49% 52 week range: $14.51 - $18.80 Dividend yield: 12 month yield of 1.50% Market cap: $385.8 million Avg. daily Volume: 154,320 As of 06/30/2008 Source: SNL

Branch Expansion Branch Opening Dates: NE Tarrant County Branch - Q3 2008 Dallas Oak Cliff Branch - Q4 2008 Grapevine Branch - Q4 2008 Future Sites Under Contract: NW Frisco Branch Wylie Branch

Enhanced Products & Services New Absolute Checking Mobile Banking now available ViewPoint Bankers Mortgage has expanded their mortgage products Express Lane Auto Loans Increase home equity loan training to frontline staff

Targeting Business Market Expanded business lending Serving small to mid-size businesses Marketing focus on professionals and women-owned business

Active in our communities Over 2,634 employee volunteer hours in 2007/2008 Free seminars ranging from identity theft to budgeting to foreclosure prevention Support of city and business-focused events

Looking Forward Grow organically and through de novo branch expansion Continue our history of stock dividends Increase business banking customer acquisition

For more information: Visit our website at viewpointbank.com Call us with questions: Garold R. Base President and Chief Executive Officer 972.801.5843 Patti McKee Executive Vice President and Chief Financial Officer 972.509.2009 Mark Hord Executive Vice President and General Counsel 972.758.1551